UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: December 21, 2007
(Date of earliest event reported)
Federal-Mogul Corporation
(Exact Name of Registrant as specified in its Charter)
Michigan
(State or Other Jurisdiction of Incorporation)

1-1511 (Commission File Number)	38-0533580 (IRS Employer Identification Number)

26555 Northwestern Highway, Southfield, Michigan (Address of Principal Executive Offices)	48033 (Zip Code)

(248) 354-7700
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04 Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.
     As previously disclosed, Federal-Mogul Corporation, a Michigan corporation (the “Company”) and all of its wholly-owned United States subsidiaries (“U.S. subsidiaries”) filed voluntary petitions on October 1, 2001 for reorganization under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”) with the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). On October 1, 2001, certain of the Company’s United Kingdom subsidiaries (together with the U.S. subsidiaries, the “Debtors and Debtors-in-Possession”) filed voluntary petitions for reorganization under the Bankruptcy Code with the Bankruptcy Court. On November 8, 2007, the Bankruptcy Court entered an Order (the “Confirmation Order”) confirming the Fourth Amended Joint Plan of Reorganization for Debtors and Debtors-in-Possession (as Modified) (the “Plan”) and entered Findings of Fact and Conclusions of Law regarding the Plan (the “Findings of Fact and Conclusions of Law”). On November 14, 2007, the United States District Court for the District of Delaware entered an order affirming the Confirmation Order and the Findings of Fact and Conclusions of Law. On the effective date of the Plan (the “Effective Date”), the Company will merge with and into New Federal-Mogul Corporation, a Delaware corporation (“New Federal-Mogul”), whereupon New Federal-Mogul will be the surviving corporation.
     On the Effective Date, certain securities of the Company, including the outstanding shares of the Company’s Common Stock and Series C ESOP Convertible Preferred Stock held by the Company’s 401(k) Investment Program (the “401(k) Program”), Salaried Employees’ Investment Program (the “SEIP”), and the Employee Investment Program (the “EIP,” together with the 401(k) Program and the SEIP, the “Programs”), will be cancelled and the holders thereof will receive in exchange therefor warrants (the “Warrants”) to purchase Class A Common Stock of New Federal-Mogul (“Class A Common Stock”). In addition, the SEIP is expected to be merged into the 401(k) Program no later than March 31, 2008.
     In connection with these transactions, directors and executive officers (as defined under Regulation BTR) of New Federal-Mogul will not be able to exercise or sell the Warrants held by them in the Programs or trade any other equity securities of New Federal-Mogul, including the Class A Common Stock that they may receive in connection with their services or employment as a director or officer of New Federal-Mogul, for a period which is expected to begin on December 27, 2007 and end on March 31, 2008 (the “Blackout Period”). On December 21, 2007, the Company distributed a notice to directors and executive officers of the Company with regard to the Blackout Period (the “Notice”). A copy of the Notice is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
     Statements contained in this Form 8-K and the Notice, which are not historical fact, constitute “Forward-Looking Statements”. Actual results may differ materially due to numerous important factors that are described in the Company’s most recent report to the SEC on Form 10-K, which may be revised or supplemented in subsequent reports to the SEC on Forms 10-Q and 8-K. Such factors include, among others, the timing of implementing restructuring actions and the timing of consummation of the transactions contemplated by the Plan. Federal-Mogul does not intend or assume any obligation to update any forward-looking statement to reflect events or circumstances after the date of this Form 8-K.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Notice to Directors and Executive Officers Concerning the Blackout Period

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

FEDERAL-MOGUL CORPORATION

Date: December 21, 2007	By:	/s/ Robert L. Katz
Name: Robert L. Katz
Title: Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Notice to Directors and Executive Officers Concerning the Blackout Period

5